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Exhibit 10.a.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-92229) pertaining to the 1993 Stock Option Plan and the 1996 Employee Stock Purchase Plan and in the Registration Statement (Form S-8 No. 333-138697) pertaining to the 2006 Stock Option Plan of Biovail Corporation, of our report dated March 19, 2007, except for note 3, as to which the date is May 22, 2007, with respect to the consolidated financial statements and schedule of Biovail Corporation, and our report dated March 19, 2007, except for the effects of the material weaknesses described in the sixth paragraph, as to which the date is May 22, 2007, with respect to Biovail Corporation management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Biovail Corporation, included in the amended Annual Report (Form 20-F/A) for the year ended December 31, 2006.

Toronto, Canada	/s/ ERNST & YOUNG LLP
May 22, 2007	Chartered Accountants Licensed Public Accountants

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM